[GRAPHIC: United Services Funds logo]

                               SHAREHOLDER REPORT

Published for the shareholders of United Services               4th Quarter 1995
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                          A MESSAGE FROM THE PRESIDENT

[GRAPHIC:  Photograph of Frank E. Holmes and his sons, Joshua and Nigel]

Dear Shareholder:

     Like most parents, I'm constantly teaching my children lessons in life. And because of my background, I often focus on financial and economic themes. I believe America's economic system rewards those who work hard and work smart. It's never too early to start teaching this lesson to a child.

     That's why I like to bring my kids into the office with me on the occasional Saturday morning. Their helping me at work provides them with a little extra spending money and more importantly, a greater appreciation for the things that money can buy.

     There are many ways to teach children the value of a dollar and how to decide whether to spend it or save it. Many of the parents and grandparents I meet tell me how they use mutual funds to teach children the importance of saving and investing.

     I would like to share a story with you. When I took the helm at United Services, I tried to explain this business to my sons. But the concept of mutual fund investing was not easily grasped by my then six-year old son, Joshua. And Nigel, my two-year old, was way too young to understand. Nevertheless, I established mutual fund accounts for each of them in the U.S. All American Equity Fund.

     Each time they received money as a gift or for a job well done, I encouraged them to spend half and invest half. As they grew over the years, so did their accounts. When account statements came in the mail, we discussed how their shares were accumulating and how they were making more money when dividends were paid. They began to see how investments grow over time. But I wasn't convinced they understood what it was that they were investing in.

     One day as Joshua, Nigel and I were driving home past the shopping malls and grocery stores, I was suddenly inspired with an idea. "See that store over there?" I pointed to Toys 'R Us. Nigel got excited. "Yes, Daddy, are we going there?" "No, not today," I said. "But did you know that you own part of your favorite store?" He stared at me incredulously. Golden arches beckoned from the other side of the street. "See that McDonald's? You own part of it too." I really had their attention now.

     "The money that you put away in your U.S. All American Equity Fund is invested in American companies like Toys 'R Us," I explained. "When you buy toys, the company makes money; and you make money because you own part of the company. My car is made by General Motors. You also own part of that company. And Mummy's car, it's a Chrysler. You own a little piece of that company too." I could see they liked the idea of owning companies.

     "What about H.E.B.; do we own it too?" Joshua asked, referring to our neighborhood grocery which is part of a popular regional supermarket chain. "No," I explained. "H.E.B. is not a public company so you can't own it." "What about Albertson's, is it public?" he asked. "Yes," I told them. Nigel responded, "Then I'm going to make sure Mummy shops there." Now I knew they understood. A blue-chip equity fund, such as the U.S. All American Fund, is a valuable tool for teaching children the fundamentals of free enterprise and the role that corporations play in our economic system. It invests in companies that most children will recognize by name and it offers growth potential for their investment.

     We make it easy for parents, grandparents and relatives to open mutual fund accounts for children. It takes only $50 to open a UGMA/UTMA in most of our mutual funds. (You can learn more about this type of account on page 3.) To teach the importance of regular saving and investing, I suggest our ABC Investment Plan(R). With this Plan, you open an account with $100 or more and make automatic monthly investments of $30 or more. You choose a fund and pick the day of the month you want to invest. We take care of the rest.

     It's never too early or too late to learn about investing. To continue your financial education, call our Education & Service Department. It's staffed by our professional investor representatives. They will give you useful information to guide you in making your own investment decisions. They can explain how dollar-cost averaging can work for you, discuss the real benefits of diversification, help you understand a fund prospectus, answer questions about your account or tell you more about any upcoming investment workshops in your area. They also have a variety of educational brochures available to send to you, free of charge. Just call 1-800-US-FUNDS (1-800-873-8637).

Best wishes as we head into the holiday season!

/s/ FRANK HOLMES

President

     P.S. If you haven't discovered the newest addition to our family of funds, you can learn more about the Bonnel Growth Fund on page 3. This fund had a fantastic first year, far outdistancing the market average.

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                      WHAT A DIFFERENCE A DOLLAR CAN MAKE!

              INVESTING IN THE GOLD MARKET CAN BE AS EASY AS ABC!

[GRAPHIC:  Picture of Liberty Silver Dollar]

     Does dollar-cost averaging really work? Our investment research team recently studied the effect of dollar-cost averaging versus a lump-sum investment in the U.S. Gold Shares Fund, our most volatile fund. The chart on page 2 shows how two hypothetical investors fared over a 25-year period. As you can see, the one who invested $55 a month according to the dollar-cost averaging system came out substantially ahead of the investor who invested $10,000 as a lump sum.

     At United Services we have found that dollar-cost averaging, using our ABC Investment Plan(R), is the best strategy for building a position in any of our funds. By investing an equal The difference a dollar can make (continued) amount at regular, periodic intervals, you can avoid trying to outguess an unpredictable market. Of course, using the ABC Investment Plan(R) does not guarantee a profit. If you sell at a market bottom, no system will give you a gain.

                 DOLLAR COST AVERAGING VS. LUMP SUM INVESTMENT
                        JUNE 30, 1970 TO AUGUST 25, 1995



               UNITED SERV: GOLD SHARES                                    UNITED SERV: GOLD SHARES
               DOLLAR COST-AVERAGING                                       SINGLE INVESTMENT
               ($55/MONTH)                                                 ($10,000)
------------------------------------------------   ------------------------------------------------

1970    1975     1980     1985     1990     1995     1970    1975    1980     1985     1990    1995
----    ----     ----     ----     ----     ----     ----    ----    ----     ----     ----    ----

$355   $1579   $11799   $22226   $35933   $19269   $12563   $8177   $8666   $13900   $21470   $8918


     Our ABC Investment Plan(R) can give you the discipline you might need to stick with a long-term investment strategy. To sign up, simply call 1-800-US-FUNDS to request an enrollment form. You choose the monthly investment amount ($30 or more) and we will automatically transfer your investment from your bank account to the fund of your choice. Saving and investing for your future becomes automatic, simple and affordable.

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                               UGMA/UTMA ACCOUNTS

Q. WHAT IS A UGMA ACCOUNT?

A. The  Uniform  Gifts to Minors Act (UGMA) and  Uniform  Transfer to Minors Act
(UTMA) provide a way to invest on behalf of a child. Both allow you to establish an account in a child's name with you or another adult as custodian. By law, minors cannot own securities (not even mutual fund shares) in a joint or individual account. The Uniform Gift to Minors Act (UGMA) allows gifts of securities to minors. Mutual fund shares are registered in the name of the custodian for the benefit of the minor.

Q.  HOW CAN I ESTABLISH A UGMA ACCOUNT FOR A CHILD?

A. You will need to complete a new account application for the fund you choose. In most of our funds you can open a UGMA account with just $50.

Q.  WHO CAN BE A UGMA CUSTODIAN?

A. Any adult person - parent, grandparent, aunt, uncle, etc. (A few states require a parent to be the custodian. Check with us for the rules in your state.) There may be only one custodian and one minor per account.

Q.  WHAT HAPPENS WHEN THE MINOR BECOMES AN ADULT?

A. When the child reaches the age of majority, the custodian must transfer the assets into the minor's name.

Q.  CAN THE DONOR TAKE BACK THE GIFT?

A. No, all gifts are irrevocable. The assets cannot be returned to the donor and income from the assets must be given to the minor.

Call 1-800-US-FUNDS for a UGMA/UTMA account application.

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                               BONNEL GROWTH FUND

[GRAPHIC:  Full-length photograph of Art Bonnel]

United Services' newest fund is already one year old. The Fund has enjoyed a spectacular inaugural year, attracting the attention of investors and media alike.

"HE'S A FUND MANAGER YOU CERTAINLY WOULD WANT TO KEEP ON A SHORT LIST OF MANAGERS YOU WOULD CONSIDER GIVING MONEY TO." - Don Phillips, Publisher of Morningstar, in Investor's Business Daily, November 1994

"WHEN BONNEL SPEAKS, MANY PEOPLE LISTEN. HIS TRACK RECORD IS ONE OF THE FINEST IN THE BUSINESS AND HE IS ONE OF THE FEW PORTFOLIO MANAGERS TO CONSISTENTLY OUTPERFORM THE S&P 500." - William Donoghue, syndicated columnist, May 1995

"BONNEL...HAS ONE OF THE BEST TRACK RECORDS IN THE BUSINESS." SMART MONEY, SEPTEMBER 1995 ONE OF THE "TOP TEN FUNDS FOR 1996" - Mutual Funds Magazine, December 1995

     Thousands of investors and many leading financial publications have taken notice of United Services' newest no-load mutual fund. It's hard not to notice a fund that returned 44.83% in its first year (10/17/94-10/17/95). The S&P 500 Index returned just 28.42% during the same period.

     Art Bonnel is not a stranger to success. While working for another fund group, Art managed a highly rated mutual fund. He built a reputation on his demonstrated ability to select top- quality growth companies from a universe of stocks. Now he is putting this same stock selection strategy to work at United Services. Of course, past performance cannot guarantee future results.

     Art has strict selection standards for the stocks he includes in the Fund. A company must:

*    demonstrate strong quality earnings that come from operations

*    have a strong balance sheet

*    be a leader within its market niche

*    have a management team which owns a substantial stake in the company

*    show a favorable price-to-earnings ratio

     To track the  Bonnel  Growth  Fund's  performance,  look  under the  United
Services listing in the mutual fund section of your newspaper. Or call 1-800-426-6635 for daily share prices.

             INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE.
               YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

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                                   FUND NOTES

GOLD FUNDS

[GRAPHIC: Photograph of front cover of prospectus wrap: Gold mine operations, stacks of gold coins]

     The lack of volatility in the gold market has lulled some investors to sleep. Over the last 18 months, gold has traded in the narrowest percentage range since the time the price was fixed at $35 an ounce. We expect the metal to continue trading in a narrow range for the near term.

     In the June issue of Worth, the legendary Peter Lynch shared his thoughts on gold. Here are a few excerpts in case you missed the article.

     "NO LESS A PERSONAGE THAN ALAN GREENSPAN ONCE SAID THAT GOLD WAS THE ONLY REFUGE AGAINST PROFLIGATE GOVERNMENTS THAT ARE FOREVER DEBASING THEIR CURRENCY. HE SHOULD KNOW I GUESS. THESE DAYS WE'VE BEEN SEEING A LOT OF DEBASED CURRENCIES, INCLUDING THE GOOD OLD U.S. DOLLAR, AND THERE'S A WHIFF OF INFLATION ON WALL STREET.

     "I WON'T TRY TO PREDICT WHEN THE WHIFF WILL TURN INTO A RANK BREEZE, BUT I'M SURE ABOUT ONE THING: IF IT DOES HAPPEN, INTEREST RATES WILL RISE AND STOCKS AND BONDS WILL FALL. IN THE HIGH-INFLATION SCENARIO, THE ONLY INVESTORS WHO GET A GOOD NIGHT'S SLEEP ARE THOSE WHOSE MONEY IS PARKED IN A MONEY MARKET OR DEPLOYED IN HARD ASSETS SUCH AS GOLD.

     "SOME PEOPLE KEEP 5 PERCENT OF THEIR PORTFOLIOS IN GOLD AT ALL TIMES, AS A KIND OF INSURANCE POLICY. FOR YEARS THEY HAVEN'T NEEDED IT, BUT THE CASE FOR
OWNING GOLD IS MORE  COMPELLING  TODAY THAN IT WAS A DECADE  AGO....YOU'RE  MUCH
BETTER OFF BUYING SHARES AND NOT THE METAL.

     "MINING COMPANIES ARE TOUGH TO FIGURE OUT, SO THIS IS ONE OF THOSE CASES WHERE LYNCH'S EVERYBODY-CAN-DO-IT THEORY OF STOCK SELECTION DOESN'T APPLY. HOW SAD IT WOULD BE IF YOU WERE RIGHT ABOUT GOLD, BUT THEN MISSED THE BENEFIT BECAUSE YOU PICKED THE WRONG COMPANY. IT'S SMARTER TO GO WITH A GOLD MUTUAL FUND. YOU'LL GET A DIVERSIFIED PORTFOLIO MANAGED BY SOMEBODY WHO KNOWS MORE ABOUT MINES THAN YOU DO."

     Our gold and natural resources investment team includes professionals with backgrounds in geology, mining finance, engineering and mineral economics.

CHINA REGION OPPORTUNITY FUND

[GRAPHIC: Photograph of front cover of prospectus wrap: Agricultural area, children, city view]

     Frank Holmes and Victor Flores, Chief Investment Officer, recently returned from a fact-finding mission to the Far East where they visited with the management of several companies held in the portfolio of our China fund. According to Victor, "The trip reinforced my belief that China continues to be caught up in a dynamic economic spirit which will result in 10% growth into next year. For the long term, China is a fantastic growth story," he said. "Still, there are certain issues such as succession, banking reform and the government's management of the economy that will need to be addressed as the country moves from a command economy toward a market-oriented economy."

     A Special Report on this trip was recently distributed to shareholders. If you would like additional copies, please call 1- 800-US-FUNDS.

     As of January 1, 1996, Bin Shi will be the portfolio manager of the China Region Opportunity Fund. If you're a shareholder of the Fund, look for a special mailing introducing Bin and highlighting his credentials and experience.

MONEY MARKET FUNDS

[GRAPHIC: Photograph of front cover of prospectus wrap: American flag, silver dollar, paper currency]

     Low expenses are guaranteed! United Services Advisors has guaranteed, at least until June 30, 1997, that the U.S. Government Securities Savings Fund's total operating expenses (as a percentage of net assets) will not exceed 0.40% of total net assets on an annualized basis.

     How much are you paying for your bank checking account? According to a report by the U.S. Public Interest Research Group, fees that banks charge customers for checking accounts have grown 10%, nearly twice the rate of inflation since 1993. The average annual cost of a non-interest checking account rose to $201.94 this year. That's $16.83 a month and you don't even earn interest!

     Compare that to our U.S. Treasury Securities Cash Fund which pays daily dividends on your entire account balance and offers free, unlimited checkwriting privileges. Maintain the minimum balance requirement of $1,000 and you'll never again be charged for writing checks.

     If you're not already investing in United Services' money market funds, call 1-800-US-FUNDS today to compare yields. You could be earning more for your money.

U.S. INCOME FUND

     We believe that the U.S. Income Fund is positioned to produce better performance for its shareholders. Major economic indicators suggest a stable economy with low inflation and an interest rate environment which is favorable to utilities companies. Although utility stocks have made significant progress this year, there is a good chance for near-term stock price appreciation. The Fund's exposure to foreign utilities companies positions it to benefit from a resurgence in the emerging markets. We are committed to a disciplined approach of rigorously researching stocks of companies with high dividend yields and outstanding growth prospects. We select those companies which have a proven record of dividends and dividend growth, plus a demonstrated ability to meet the strongest competition in a changing environment. Our team approach to managing this Fund now includes Dr. Naijiang Zhou. He brings a strong background in the analysis of gas, utilities and energy stocks. He has a Ph.D. in Engineering Economics, a Master of Business Administration degree and a Bachelor of Science in Petroleum Engineering. Ralph Aldis, Director of Research, is the team leader for the U.S. Income Fund.

     The U.S. Income Fund's holdings are focused in top-notch electric and water utilities, natural gas transmission and distribution, and telephone services.

U.S. REAL ESTATE FUND

[GRAPHIC: Photograph of front cover of prospectus wrap: Construction scenes, power towers and lines]

     Despite lagging behind the stock and bond markets in 1995, we believe real estate stocks are strongly positioned for the future. Real estate fundamentals continue to strengthen in most of the major property and geographic sectors of the country, resulting in higher property values, higher cash flows and diversification opportunities. High-quality real estate investment trusts (REITs) should continue to produce capital appreciation through profitable acquisitions and income-producing enhancements to existing properties.

     Timothy Reynolds has been appointed team leader of the U.S. Real Estate Fund. Prior to joining United Services in June 1995, Tim managed a real estate investment trust and debt securities for another investment advisory firm.

U.S. ALL AMERICAN EQUITY FUND

[GRAPHIC: Photograph of front cover of prospectus wrap: Statu of Liberty, Federal office building]

     The U.S. All American Equity Fund provides an easy way for you to invest in the growth, diversity and prosperity of some of America's largest companies. Many of the products and services you use on a daily basis are made by companies held in the Fund's portfolio. The Fund, for example, invests in the Walt Disney Company, Gillette, Johnson & Johnson, the Kellogg Company, Motorola and McDonald's. Top Ten Holdings as of 11/21/95

         1.  AT&T
         2.  General Electric
         3.  Exxon
         4.  Coca-Cola
         5.  Philip Morris
         6.  Merck & Co.
         7.  First Data
         8.  Royal Dutch Petroleum
         9.  Wal-Mart Stores
        10.  IBM

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                          QUESTIONS FROM SHAREHOLDERS

IS A NOTARIZED SIGNATURE THE SAME AS A "SIGNATURE GUARANTEE"?

No. When a financial institution guarantees a signature, it is held accountable for that verification; a notary public is not held accountable. A valid signature guarantee may be obtained from:

1.   a trust company

2. a commercial bank or a savings and loan association which is affiliated with the Federal Deposit Insurance Corporation (FDIC)

3.   any member firm of a domestic stock exchange

4.   a Federal credit union

     The guarantor must use a stamp which states "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee.

     Occasionally, United Services will require a signature guarantee for some redemption requests, changes of account registration and other special transactions. For example, we require a signature guarantee for redemptions that will be sent to an address other than your address of record. It is always a good idea to check with an Education & Service representative for specific instructions.

WHY IS MY FUND NOT LISTED IN THE NEWSPAPER?

With over 7,000 mutual funds in the market, most newspapers don't have enough space to list them all. Each newspaper determines its own guidelines for which funds to list. Most use the size of the fund as the criteria. Some will list smaller funds, if their readers specifically request them. So, if you've been looking for a certain United Services Fund and can't seem to find it, call the business editor of your newspaper. It can only help! Don't forget, you can always call 1-800-873-8637 for daily share prices.

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                         NEWS FROM SHAREHOLDER SERVICES

DID YOU KNOW?

* You can easily pay bills from your United Services money market fund using our Automatic Recurring Payment Plan.

* You can send your paychecks directly to your money market fund through allotments or direct deposits.

* You can order checks by telephone for your money market funds. Call an Education & Service representative to place your order.

DO YOU KNOW YOUR PIN?

Your account information is now available 24 hours a day. And it's just a toll-free phone call away. The first time you access our automated account information system, your Personal Identification Number (PIN) will be the last four digits of your Social Security number. After you initially access the system, you should change your PIN to something other than your Social Security number. For added security, you can change your PIN at any time.

         AUTOMATED ACCOUNT ACCESS POCKET REFERENCE

          1.   Dial 1-800-873-8637.
          2.   Select option
          3.   Enter your 13-digit account number.
          4.   Enter your PIN.
          5.   Listen to your balance information.
          6.   Select an option.

         OPTIONS:

          1    Last 3 checks cleared
          2    Status of specific check
          3+1  Last 3 purchases
          3+2  Last 3 redemptions
          3+3  Last dividend
          4    Information on another account
          5    Speak with an account representative
          6    Change your PIN
          *    To return to the main menu

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                              HELPFUL INFORMATION

If you're planning to relocate, please notify us in writing within 30 days of your move so that you will continue to receive your account statements in a timely manner.

If you have changed your address within 30 days of requesting a redemption, a signature guarantee will be required of all account owners.

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                                GUEST COMMENTARY

By Robert C. Carlson

[GRAPHIC:  Photograph of Robert C. Carlson]

     Taxes can make you rich. They are your largest expense, so taxes also are your greatest source of potential savings and additional wealth. Every dollar of taxes that you save on your investment income and gains increases your after-tax return and multiplies your wealth. Here are the best ways for mutual fund investors to cut taxes on their investments and boost after-tax wealth.

     LET CAPITAL GAINS COMPOUND TAX-DEFERRED. Capital gains taxes can take away about a third of your gains. In taxable investment accounts, you should avoid selling mutual fund shares because of market fluctuations. Decide on your portfolio allocation and hold your investments through thick and thin. If you picked good funds and the U.S. and world economies continue on their historic growth paths, you'll have more after-tax wealth than mutual fund switchers.

     USE TAX-DEFERRED ACCOUNTS WISELY. Many people follow the general rule of putting income investments into tax-deferred accounts and growth or capital gain investments in taxable accounts. The reasoning is that capital gains get favorable tax treatment but interest and dividends are taxed as ordinary income. Here are two situations in which you should put growth investments in tax-deferred accounts and income investments in taxable accounts.

     * If you hold mutual fund shares for less than a year and sell them, there is no tax favored treatment. Your short-term gains are taxed as ordinary income, at rates of up to 40%. If you are a fund trader who tends to hold equity funds for less than a year, your wealth will compound much faster if the funds are in a tax-deferred account than if you pay taxes on the gains each time you sell.

     * Tax-deferred accounts also are attractive for your growth investments when the return on those investments is substantially above the return on income investments. If your income investments are returning 6% and your growth investments are returning 15%, the power of tax deferral is wasted if it is used on a 6% investment instead of a 15% investment.

     When capital gains are withdrawn from a tax- deferred account, they are taxed as ordinary income. My research shows that tax-deferred compounding is so powerful that, even after paying taxes on withdrawals at ordinary income rates, you still end up with more after-tax wealth than if you had held the same investments in taxable accounts.

     The key is time. You have to let money grow in the tax-deferred accounts for 10 years or more. The higher your return, the more advantageous tax deferral is and the less time you need to let the gains compound. That's why I encourage people to make IRA contributions, even non-deductible ones. The long-run payoff is still substantial.

     USE LOSSES AGGRESSIVELY. Every investor has some losers. Even the best admit their stock picks are wrong about a third of the time. Try to make the best of a bad thing and turn your loss into something of an asset. For example, if you take a capital gain this year, search your portfolio for losers to sell. Capital losses offset capital gains on a dollar for dollar basis.

     Even if you don't have any capital gains to offset, you might be better off selling losing investments. Up to $3,000 of capital losses can be deducted against income other than capital gains. And any excess losses can be carried forward to future years until all of the losses have produced tax benefits. It is not as good as making a winning investment, but it saves you tax dollars and lets you invest the sale proceeds in a new investment with better prospects.

     Too many investors focus only on pre-tax returns, then end up giving away a lot of their wealth in extra taxes. By focusing on tax strategies as part of your investment strategy, your wealth will grow much faster.

Robert C. Carlson is an attorney, CPA and author of TAX WISE MONEY STRATEGIES (Carroll & Graf, New York; $14.95), from which this article is adapted. He also is editor of the monthly newsletters TAX WISE MONEY and RETIREMENT WATCH.

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                                    IRA NEWS

Have you stopped contributing to your IRA because you can no longer deduct your contribution? So often, people reach a certain income level and find that they can only take a partial IRA tax deduction or no deduction at all. Because they presume that tax deduction is the biggest benefit of an IRA, many people think there is no longer a reason to contribute. Nothing could be further from the truth.

     Tax deferral, not tax deduction, is the most dramatic advantage an IRA offers. Even if you cannot deduct your IRA contributions, you still benefit from the power of compounding. Unfortunately, by not participating in an IRA, so many people deny themselves this tremendous benefit.

     Compare the value of a non-deductible IRA versus a taxable investment.

                    NON-DEDUCTIBLE IRA VS. TAXABLE INVESTMENT

                                   After 20 Years         After 30 Years
                                   --------------         --------------
     Taxable ......................... $ 89,838              $209,960
     Investment

     IRA ............................. $101,924              $277,359


     Other investments have various purposes (saving for a home, for example), but retirement plans serve just one purpose: to help you invest today for a secure retirement in the future. It is such an important goal that lawmakers decided that you wouldn't have to pay taxes on the money your retirement plan earns. The income generated by your IRA is not taxed until you withdraw your funds, so your earnings compound and grow tax-deferred. Instead of being eroded by taxes, your retirement wealth accumulates tax free. Once you begin removing your money from your IRA at retirement, you will pay taxes, but most likely at a lower tax rate because your income will be smaller.

     And don't forget about other retirement options that may be available to you. If your company has a 401(k) plan, take full advantage of it. Many companies will even match their employees' contributions 50 cents for every dollar. For self-employed individuals or small business owners, you may participate in a SEP-IRA or a Salary Deferral SEP (SARSEP). Or, you may choose to set up a profit sharing plan, money purchase plan or a combination of the two for your small business. All of these retirement plans offer the same tremendous benefit as your IRA- tax-deferral and the power of compounding.

     Maximize all your options so that you can get the most out of your retirement years. Participate in any and every tax-deferred vehicle you can. It is up to you to fund your retirement. Don't rely on the government or your employer.

     If you have  questions  about  IRAs or any  other  retirement  plans  (SEP,
SARSEP, 401(k), 403(b), profit-sharing, or money purchase), please call 1-800-US-FUNDS. Our Education and Service representatives will be happy to assist you as you plan for your retirement.

                           ATTENTION IRA SHAREHOLDER

* Remember that IRA custodial fees are due on December 29, 1995. If you elect to pay your fees in advance, please make your check payable to Security Trust & Financial Company (the custodian for United Services' IRA accounts) and include your account number(s). IRA custodial fees are $10 per active account, per year. If your check is not received in our office by the deadline, the fees will be automatically deducted from your IRA account(s).

* If you are turning 70 1/2 this year, it's time to begin taking the required minimum distribution on your IRAs. Please contact us prior to April 1, 1996.

The SHAREHOLDER REPORT is published four times a year by United Services Funds as a service to our shareholders. Please send any comments, suggestions or questions to: Editor, Shareholder Report, United Services Funds, P.O. Box 781234, San Antonio, TX 78278-1234.
                               Susan Icke, Editor
                      Mark Talbot-Kelly, Creative Director

  [FOR A FREE FACT KIT CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES
                       AND EXPENSES, CALL 10800-US-FUNDS.
                READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
This message appears at the bottom of each of the six pages of the newsletter.]